                                                                                 Exhibit 10
                     NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                    MATERIAL CONTRACTS

     The following material contracts of Navistar Financial Retail Receivables  Corporation
are incorporated herein by reference:

10.1       Purchase Agreement  dated  as  of  June  4,  1998,  between  Navistar  Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  1998-A Owner Trust,  as Issuer.
           Filed on Registration No. 33-64249.

10.2       Pooling and Servicing Agreement dated as of June 4, 1998, among Navistar Financial
           Corporation,   as  Servicer,   and   Navistar   Financial   Retail   Receivables
           Corporation,  as Seller,  and Navistar  Financial 1998-A Owner Trust, as Issuer.
           Filed on Registration No. 33-64249.

10.3       Trust Agreement dated  as of June 4,  1998,  between  Navistar  Financial Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  1998-A  Owner  Trust.  Filed on
           Registration No. 33-64249.

10.4       Indenture dated as of June 4, 1998, between Navistar Financial 1998-A Owner Trust and The Bank of New  York,  as  Indenture  Trustee,  with  respect  to  Navistar
           Financial 1998-A Owner Trust.  Filed on Registration No. 33-64249.

10.5       Purchase Agreement  dated  as  of  June  3,  1999,   between  Navistar  Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  1999-A Owner Trust,  as Issuer.
           Filed on Registration No. 333-62445.

10.6       Pooling and Servicing Agreement dated as of June 3, 1999, among Navistar Financial
           Corporation  ,  as  Servicer,   and  Navistar   Financial   Retail   Receivables
           Corporation,  as Seller,  and Navistar  Financial 1999-A Owner Trust, as Issuer.
           Filed on Registration No. 333-62445.

10.7       Trust Agreement dated  as of June 3,  1999,  between  Navistar  Financial  Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  1999-A  Owner  Trust.  Filed on
           Registration No. 333-62445.

10.8       Indenture dated as of June 3, 1999, between Navistar Financial 1999-A Owner Trust and The Bank of New  York,  as  Indenture  Trustee,  with  respect  to  Navistar
           Financial 1999-A Owner Trust.  Filed on Registration No. 333-62445.

10.9       Purchase Agreement dated  as  of  March  9,  2000,  between  Navistar  Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  2000-A Owner Trust,  as Issuer.
           Filed on Registration No. 333-62445.

10.10      Pooling and Servicing Agreement  dated  as of  March  9,  2000,  among  Navistar
           Financial  Corporation , as Servicer,  and Navistar Financial Retail Receivables
           Corporation,  as Seller,  and Navistar  Financial 2000-A Owner Trust, as Issuer.
           Filed on Registration No. 333-62445.

10.11      Trust Agreement dated as of March 9, 2000,  between  Navistar  Financial  Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  2000-A  Owner  Trust.  Filed on
           Registration No. 333-62445.

10.12      Indenture dated as of March 9, 2000, between Navistar Financial 2000-A Owner Trust and The Bank of New  York,  as  Indenture  Trustee,  with  respect  to  Navistar
           Financial 2000-A Owner Trust.  Filed on Registration No. 333-62445.

10.13      Purchase Agreement  dated as of  November  1,  2000,  between  Navistar  Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  2000-B Owner Trust,  as Issuer.
           Filed on Registration No. 333-62445.

10.14      Pooling  and Servicing  Agreement  dated as of November 1, 2000,  among  Navistar
           Financial  Corporation , as Servicer,  and Navistar Financial Retail Receivables
           Corporation,  as Seller,  and Navistar  Financial 2000-B Owner Trust, as Issuer.
           Filed on Registration No. 333-62445.

10.15      Trust Agreement dated as of November 1, 2000, between  Navistar Financial Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  2000-B  Owner  Trust.  Filed on
           Registration No. 333-62445.

10.16      Indenture dated as of November 1, 2000,  between  Navistar  Financial  2000-B Owner
           Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar
           Financial 2000-B Owner Trust.  Filed on Registration No. 333-62445.

10.17      Purchase Agreement  dated  as  of  April  27,  2001,  between Navistar Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  2001-A Owner Trust,  as Issuer.
           Filed on Registration No. 033-50291.

10.18      Pooling  and  Servicing Agreement dated  as of April  27,  2001, among  Navistar
           Financial  Corporation , as Servicer,  and Navistar Financial Retail Receivables
           Corporation,  as Seller,  and Navistar  Financial 2001-A Owner Trust, as Issuer.
           Filed on Registration No. 033-50291.

10.19      Trust Agreement dated as of April 27, 2001,  between  Navistar Financial Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  2001-A  Owner  Trust.  Filed on
           Registration No. 033-50291.

10.20      Indenture dated as of April 27, 2001, between  Navistar  Financial  2001-A Owner
           Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar
           Financial 2001-A Owner Trust.  Filed on Registration No. 033-50291.

10.21      Purchase  Agreement  dated as of  November  1,  2001,  between  Navistar  Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  2001-B Owner Trust,  as Issuer.
           Filed on Registration No. 033-50291.

10.22      Pooling  and  Servicing  Agreement  dated as of November  1, 2001,  among  Navistar
           Financial  Corporation , as Servicer,  and Navistar Financial Retail Receivables
           Corporation,  as Seller,  and Navistar  Financial 2001-B Owner Trust, as Issuer.
           Filed on Registration No. 033-50291.

10.23      Trust Agreement dated as of November 1, 2001,  between  Navistar  Financial  Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  2001-B  Owner  Trust.  Filed on
           Registration No. 033-50291.

10.24      Indenture dated as of November 1, 2001,  between  Navistar  Financial  2001-B Owner
           Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar
           Financial 2001-B Owner Trust.  Filed on Registration No. 033-50291.

10.25      Purchase  Agreement  dated  as  of  April  30,  2002,  between  Navistar  Financial
           Corporation  and  Navistar   Financial  Retail   Receivables   Corporation,   as
           Purchaser,  with respect to Navistar  Financial  2002-A Owner Trust,  as Issuer.
           Filed on Registration No. 333-62445 and 333-67112.

10.26      Pooling  and  Servicing  Agreement  dated  as of April  30,  2002,  among  Navistar
           Financial  Corporation , as Servicer,  and Navistar Financial Retail Receivables
           Corporation,  as Seller,  and Navistar  Financial 2002-A Owner Trust, as Issuer.
           Filed on Registration No. 333-62445 and 333-67112.

10.27      Trust  Agreement  dated as of April 30, 2002,  between  Navistar  Financial  Retail
           Receivables Corporation,  as Seller, and Chase Manhattan Bank Delaware, as Owner
           Trustee,  with  respect to  Navistar  Financial  2002-A  Owner  Trust.  Filed on
           Registration No. 333-62445 and 333-67112.

10.28      Indenture  dated as of April 30,  2002,  between  Navistar  Financial  2002-A Owner
           Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar
           Financial   2002-A  Owner  Trust.   Filed  on  Registration  No.  333-62445  and
           333-67112.